1 Q4 2024 EARNINGS RELEASE JANUARY 28, 2025

2Littelfuse, Inc. © 2025 Important Information About Littelfuse, Inc. This presentation does not constitute or form part of, and should not be construed as, an offer or solicitation to purchase or sell securities of Littelfuse, Inc. and no investment decision should be made based upon the information provided herein. Littelfuse strongly urges you to review its filings with the Securities and Exchange Commission, which can be found at investor.littelfuse.com. This website also provides additional information about Littelfuse. “Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995. The statements in this presentation that are not historical facts are intended to constitute "forward-looking statements" entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. Such statements are based on Littelfuse, Inc.’s ("Littelfuse" or the "Company") current expectations and are subject to a number of factors and uncertainties, which could cause actual results to differ materially from those described in the forward- looking statements. These risks and uncertainties, include, but are not limited to, risks and uncertainties relating to general economic conditions; product demand and market acceptance; the impact of competitive products and pricing; product quality problems or product recalls; capacity and supply difficulties or constraints; coal mining exposures reserves; cybersecurity matters; failure of an indemnification for environmental liability; exchange rate fluctuations; commodity and other raw material price fluctuations; the effect of Littelfuse accounting policies; labor disputes; restructuring costs in excess of expectations; pension plan asset returns less than assumed; integration of acquisitions; uncertainties related to political or regulatory changes; and other risks which may be detailed in the company's Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This presentation should be read in conjunction with information provided in the financial statements appearing in the company's Annual Report on Form 10-K for the year ended December 30, 2023. Further discussion of the risk factors of the company can be found under the caption "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 30, 2023, and in other filings and submissions with the SEC, each of which are available free of charge on the company’s investor relations website at investor.littelfuse.com and on the SEC’s website at http://www.sec.gov. These forward-looking statements are made as of the date hereof. The company does not undertake any obligation to update, amend or clarify these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the availability of new information. Non-GAAP Financial Measures. The information included in this presentation includes the non-GAAP financial measures of organic net sales (decline) growth, adjusted operating margin, adjusted EBITDA margin, adjusted diluted earnings per share, adjusted effective tax rate, free cash flow, net debt and consolidated net leverage ratio (as defined in the credit agreement). A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measures are set forth in the appendix. The company believes that these non-GAAP financial measures provide useful information to investors regarding its operational performance because they enhance an investor’s overall understanding of our core financial performance and facilitate comparisons to historical results of operations, by excluding items that are not related directly to the underlying performance of our fundamental business operations or were not part of our business operations during a comparable period. The company believes that free cash flow is a useful measure of its ability to generate cash. The company believes that consolidated net leverage ratio is a useful measure of its credit position. Management additionally uses these measures when assessing the performance of the business and for business planning purposes. Note that our definitions of these non-GAAP financial measures may differ from those terms as defined or used by other companies. DISCLAIMERS

BUSINESS UPDATE Dave Heinzmann, President & CEO

4Littelfuse, Inc. © 2025 EXECUTIVE SUMMARY Solid end of year execution, well positioned into 2025  Operational execution, diverse business model drive Q4 results within prior guided range  Flat organic sales amid mixed environment across end markets  FY 2024 progression reflects unwavering customer focus, profitability enhancements  Continued focus on customer driven innovations; maintaining design win momentum  Solid second half margin improvement  Strong FY cash generation  Well positioned into 2025 reflecting balanced end market exposures, broad technology capabilities & cost scaling actions  Expecting a return to growth & solid full year earnings expansion  Cash generation, strong balance sheet continue to enable long-term growth strategy

5Littelfuse, Inc. © 2025 2021 – 2025 GROWTH STRATEGY EMPOWERING A SUSTAINABLE, CONNECTED, AND SAFER WORLD Our capabilities, investments & diversification deliver significant value

6Littelfuse, Inc. © 2025 ELECTRONICS END MARKETS GLOBAL CUSTOMER REACH, BROAD CAPABILITIES  Strong data center & solid medical performance, offset by subdued consumer products, appliance & building technology application demand  Continued solid global design-in activity, traction with broad customers  Ongoing innovations across diverse application exposures  Strong Q4 design win rate with our global customer base  Multiple data center, server & compute application wins  Global momentum across appliance & building technology applications  Continued traction with European & NA medical customers 2024 Highlights

7Littelfuse, Inc. © 2025 TRANSPORTATION END MARKETS BALANCED TECHNOLOGIES, GLOBAL SCALE  Leveraging global positioning to drive content opportunities amid declining underlying global car build  Solid FY China auto growth  Strong commercial vehicle execution & actions offset by continued soft end demand conditions  Delivered volume growth while leveraging pricing actions & operational execution driving H2 momentum  Meaningful 4Q design win cadence demonstrates balanced capabilities  Secular growth momentum driven by continued high voltage & ADAS auto wins  Global low voltage wins showcase balanced offering  Broad commercial vehicle wins reflect diverse exposure 2024 Highlights

8Littelfuse, Inc. © 2025 INDUSTRIAL END MARKETS INNOVATIVE SOLUTIONS, DIVERSE SECTOR EXPOSURE  Innovating amid mixed 2024 industrial demand  Solid HVAC, industrial safety & renewable performance  Ongoing weak conditions in Europe, led by soft industrial equipment & factory automation demand  More pronounced impact on power semiconductor business  Signs of industrial demand stabilization into 2025  Stabilizing order trends, ongoing secular growth drivers  Strong content positioning  Secured meaningful design win opportunities in Q4  Multiple renewable energy application wins  Continued commercial HVAC momentum  Wins across construction, mining, oil & gas show diverse application exposures 2024 Highlights

FINANCIAL UPDATE Meenal Sethna, EVP & CFO

Q4 2024 TOTAL COMPANY
FINANCIAL PERFORMANCE

(in millions)

Revenue


$534
$530

	Q4-23	Q4-24
GAAP EPS	**$1.71**	**($1.57)**
Adj. EPS	**$2.02**	**$2.04**
Adj. EBITDA%	**19.6%**	**18.1%**

Highlights

- Revenue (-1%) reported & flat organically vs PY
  - Includes ~2% portfolio pruning headwind
- GAAP op margin (-6.9%); Adjusted op margin 12.0%
  - Soft Electronics sales & related deleverage offset operational execution
  - Includes $93m of non-cash goodwill & intangible impairment charges
- Effective tax rate: GAAP (-30.4%); Adj.12.9%
- Q4 Op cash flow $161m; Free cash flow $135m

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2025 10

FY 2024 TOTAL COMPANY
FINANCIAL PERFORMANCE

(in millions)

Revenue


$2,363
$2,191

	FY-23	FY-24
GAAP EPS	**$10.34**	**$4.51**
Adj. EPS	**$11.74**	**$8.48**
Adj. EBITDA%	**22.3%**	**18.9%**

Highlights

- Revenue (-7%) vs PY (reported & organic)
  - Includes ~2% portfolio pruning headwind
- GAAP op margin 7.8%; Adjusted op margin 12.9%
  - Lower sales & related deleverage offset operational execution
  - 30bps unfavorable impact from FX & commodities
- Effective tax rate: GAAP 31.4%; Adj. 21.0%
- FY Op cash flow $368m; Free cash flow $292m
  - Well above +100% conversion rate target

See appendix for GAAP to non-GAAP reconciliation

Littelfuse
Expertise Applied | Answers Delivered

Littelfuse, Inc. © 2025 11

12Littelfuse, Inc. © 2025 CASH GENERATION & CAPITAL DEPLOYMENT  Well-positioned business model & execution drive robust long- term cash generation  Disciplined approach to working capital management  Strong balance sheet supports capital deployment strategy  Net leverage ratio ~1.2x  Prioritizing growth investments  2024 capital deployment - returned $108m to shareholders  $41m via share repurchase  $67m dividend payout  Consistent prioritization of capital deployment  Organic investments  Strategic acquisitions  Dividends & share repurchases See appendix for GAAP to non-GAAP reconciliation Driving long-term shareholder value

Q4 & FY 2024 ELECTRONICS SEGMENT
FINANCIAL PERFORMANCE

(in millions)

Q4 2024 Revenue



$298
$286
Q4-23
Q4-24

Op Margin	**18.0%**	**12.3%**
Adj. EBITDA%	**24.7%**	**19.3%**

- Revenue (-4%) / Organic
  - Passives products +9% organic vs. PY; Semiconductors (-13%)
- Normalized passive channel inventories & improving orders
- Portfolio diversification efforts, execution offset by lower semiconductor sales

FY 2024 Revenue



$1,350
$1,187
FY-23
FY-24

Op Margin	**22.3%**	**14.2%**
Adj. EBITDA%	**28.1%**	**20.9%**

- Revenue (-12%) / Organic
  - Passives products (-1%) organic vs. PY; Semiconductors (-20%)
- Broad soft demand trends & inventory destocking
- Profitability impacted by volume deleverage, more than offsetting operational improvements

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2025 13

Q4 & FY 2024 TRANSPORTATION SEGMENT
FINANCIAL PERFORMANCE

(in millions)

Q4 2024 Revenue


$163
$162

	Q4-23	Q4-24
Op Margin	**4.7%**	**9.0%**
Adj. EBITDA%	**10.8%**	**14.5%**

- Revenue (-1%) / Organic
- Passenger vehicle (-5%) / Organic (-4%)
  - Pruning actions, global car build declines more than offset growth in China
- Commercial vehicle +4% / Organic
  - Growth & pricing offset end market weakness & pruning actions

FY 2024 Revenue


$678
$672

	FY-23	FY-24
Op Margin	**5.0%**	**10.3%**
Adj. EBITDA%	**11.2%**	**15.6%**

- Revenue (-1%) / Organic
  - Passenger vehicle flat organic; Commercial Vehicles -1%
- Auto outgrowth offset global car build decline, pruning impact
- Commercial vehicle sales impacted by end market softness, pruning actions
- Operational execution, pricing, cost actions & pruning drove +530 bps margin expansion

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2025
14

Q4 & FY 2024 INDUSTRIAL SEGMENT

FINANCIAL PERFORMANCE

(in millions)

Q4 2024 Revenue


$73
$82
Q4-23
Q4-24

	Q4-23	Q4-24
Op Margin	**12.7%**	**17.1%**
Adj. EBITDA%	**18.2%**	**20.8%**

- Revenue +12% / Organic
- Solid HVAC demand, continued data center & industrial safety growth
- Strong volume leverage & solid operational execution

FY 2024 Revenue


$334
$332
FY-23
FY-24

	FY-23	FY-24
Op Margin	**16.4%**	**13.9%**
Adj. EBITDA%	**21.1%**	**18.4%**

- Revenue (-1%) / Organic
- Soft end market conditions offset content expansion
- Improved margin trajectory through 2024 reflects operational execution & solid leverage

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2025 15

Q1 2025 GUIDANCE

(in millions)

Revenue



$535
$530
$520 - $550

	Q1-24	Q4-24	Q1-25
GAAP EPS	**$1.93**	**($1.57)**	**-**
Adj. EPS	**$1.76**	**$2.04**	**$1.70 - $1.90**

Highlights

- Macro view…Into 2025, seeing mixed underlying conditions but improving order trends
  - Continued passives product recovery, soft Q1 semiconductor demand
  - Transportation: projected low single-digit global car build declines, CV recovery expected later in 2025
  - Early signs of select industrial recovery
- Sales $520m - $550m
  - +1% sequential, Flat vs PY
  - +2% growth from Elmos capacity sharing agreement (Dortmund fab acquisition)
  - (-2%) FX headwind vs. PY
- Adj. EPS $1.70 - $1.90
  - Expected adj. effective tax rate ~26%

Littelfuse
Expertise Applied | Answers Delivered

See appendix for GAAP to non-GAAP reconciliation

Littelfuse, Inc. © 2025
16

FULL YEAR 2025 CONSIDERATIONS / EXPECTATIONS

- Expecting a return to growth & solid FY margin expansion
- FY Elmos capacity sharing agreement impact…+2% growth to Company sales, Neutral EPS impact (Dortmund fab acquisition)
- F/X & Commodities: (1%) headwind to sales; ~+$0.22 benefit to EPS, +30 bps margin benefit at current rates
- Other Assumptions
  - $59m amortization expense
  - $35m interest expense; expect to offset ~2/3 with interest income from cash investment strategies
  - Adj. effective tax rate 23-25%
- Expect ~100% free cash flow conversion
  - Projecting ~$90-95m investment in capital expenditures

Littelfuse
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2025 17

18Littelfuse, Inc. © 2024 Appendix

SUPPLEMENTAL FINANCIAL INFORMATION

Non-GAAP EPS reconciliation

	Q4-24	Q4-23	YTD-24	YTD-23
GAAP diluted EPS	$ (1.57)	$ 1.71	$ 4.51	$ 10.34
EPS impact of Non-GAAP adjustments (below)	3.61	0.31	3.97	1.40
Adjusted diluted EPS	$ 2.04	$ 2.02	$ 8.48	$ 11.74

Non-GAAP adjustments - (income) / expense (in millions)

	Q4-24	Q4-23	YTD-24	YTD-23
Acquisition-related and integration costs (a)	$ 2.3	$ 2.7	$ 5.1	$ 11.7
Restructuring, impairment and other charges (b)	98.1	3.3	108.4	16.5
Gain on sale of fixed assets (c)	—	—	(1.5)	—
Non-GAAP adjustments to operating income	100.4	6.0	112.0	28.2
Other expense (income), net (d)	1.6	—	1.3	(0.2)
Non-operating foreign exchange (gain) loss	(13.5)	3.6	(9.2)	12.3
Non-GAAP adjustments to income before income taxes	88.5	9.6	104.1	40.3
Income taxes (e)	(1.5)	1.8	4.7	5.0
Non-GAAP adjustments to net income	90.0	7.8	99.4	35.3
Total EPS impact	$ 3.61	$ 0.31	$ 3.97	$ 1.40

Note: Total will not always foot due to rounding.
a) reflected in selling, general and administrative expenses ("SG&A").
(b) reflected in restructuring, impairment and other charges. In the fourth quarter 2024, the Company recorded $92.6 million of non-cash impairment charges, which included $47.8 million for the impairment of intangible assets primarily related to certain acquired customer relationships, developed technology, and tradename in the Industrial controls and sensors reporting unit within the Industrial segment, and a $36.1 million and $8.6 million non-cash goodwill impairment charge associated with the Industrial controls and sensors reporting unit within the Industrial segment and the Automotive sensors reporting unit within the Transportation segment, respectively. In addition, during the first quarter of 2024, the Company recognized a $0.9 million impairment related to certain machinery and equipment in the commercial vehicle business within the Transportation segment.
(c) 2024 amount reflected a gain of $0.5 million recorded for the sale of a land use right within the Electronics segment and a gain of $1.0 million for the sale of two buildings within the Transportation segment.
(d) 2024 included $1.8 million increase in coal mining reserves, partially offset by a reversal of $0.5 million for an asset retirement obligation charge related the disposal of a business in 2019. 2023 amount included $0.2 million gain from the sale of a building within the Electronics segment.
(e) reflected the tax impact associated with the non-GAAP adjustments.

Littelfuse
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2025 19

20Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT'D Adjusted operating margin / Adjusted EBITDA reconciliation (in millions) YTD-23YTD-24Q4-23Q4-24 $ 259.5$ 113.0$ 42.9$ (39.0)Net (loss) income Add: 69.151.716.19.1Income taxes 39.938.710.19.4Interest expense 12.3(9.2)3.6(13.5)Foreign exchange (gain) loss (19.9)(22.6)(8.1)(2.7)Other income, net $ 360.9$ 171.6$ 64.5$ (36.7)GAAP operating (loss) income 28.2112.06.0100.4Non-GAAP adjustments to operating (loss) income $ 389.0$ 283.6$ 70.5$ 63.8Adjusted operating income 65.862.116.014.7Amortization of intangibles 71.668.318.117.3Depreciation expenses $ 526.4$ 414.1$ 104.6$ 95.8Adjusted EBITDA $ 2,362.7$ 2,190.8$ 533.8$ 529.5Net sales 11.0%5.2%8.0%(7.4)%Net (loss) income as a percentage of net sales 15.3%7.8%12.1%(6.9)%Operating margin 16.5%12.9%13.2%12.0 %Adjusted operating margin 22.3%18.9%19.6%18.1 %Adjusted EBITDA margin

SUPPLEMENTAL FINANCIAL INFORMATION CONT'D

Adjusted EBITDA by Segment (in millions)	**Q4-24**			**Q4-23**		
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$ 35.2	$ 14.6	$ 14.0	$ 53.6	$ 7.6	$ 9.4
Add:						
Add back amortization	9.8	3.4	1.5	9.8	3.6	2.6
Add back depreciation	10.4	5.4	1.5	10.3	6.4	1.4
Adjusted EBITDA	$ 55.3	$ 23.4	$ 17.0	$ 73.7	$ 17.6	$ 13.4
Adjusted EBITDA Margin	19.3 %	14.5 %	20.8 %	24.7 %	10.8 %	18.2 %

	Q4-24			**Q4-23**		
Net sales (in thousands)	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
Electronics – Semiconductor	$ 145,983	$ —	$ —	$ 168,580	$ —	$ —
Electronics – Passive Products and Sensors	139,858	—	—	129,173	—	—
Commercial Vehicle Products	—	78,199	—	—	74,993	—
Passenger Car Products	—	67,735	—	—	65,900	—
Automotive Sensors	—	15,789	—	—	21,677	—
Industrial Products	—	—	81,941	—	—	73,484
Total	$ 285,841	$ 161,723	$ 81,941	$ 297,753	$ 162,570	$ 73,484

Littelfuse
Expertise Applied | Answers Delivered

Littelfuse, Inc. © 2025 21

SUPPLEMENTAL FINANCIAL INFORMATION CONT'D

Adjusted EBITDA by Segment (in millions)	YTD-24			YTD-23		
	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
GAAP operating income	$ 168.0	$ 69.5	$ 46.0	$ 300.6	$ 33.6	$ 54.8
Add:						
Add back amortization	39.4	13.5	9.2	39.9	15.8	10.1
Add back depreciation	40.5	22.1	5.8	39.5	26.7	5.4
Adjusted EBITDA	$ 247.9	$ 105.2	$ 61.0	$ 379.9	$ 76.1	$ 70.4
Adjusted EBITDA Margin	20.9 %	15.6 %	18.4 %	28.1 %	11.2 %	21.1 %

	YTD-24			YTD-23		
Net sales (in thousands)	Electronics	Transportation	Industrial	Electronics	Transportation	Industrial
Electronics – Semiconductor	$ 615,372	$ —	$ —	$ 767,393	$ —	$ —
Electronics – Passive Products and Sensors	571,401	—	—	583,033	—	—
Commercial Vehicle Products	—	320,549	—	—	323,758	—
Passenger Car Products	—	278,332	—	—	266,004	—
Automotive Sensors	—	73,553	—	—	88,516	—
Industrial Products	—	—	331,561	—	—	333,953
Total	$ 1,186,773	$ 672,434	$ 331,561	$ 1,350,426	$ 678,278	$ 333,953

Littelfuse
Expertise Applied | Answers Delivered
Littelfuse, Inc. © 2025
22

SUPPLEMENTAL FINANCIAL INFORMATION CONT'D

Net sales reconciliation	**Q4-24 vs. Q4-23**			
	Electronics	Transportation	Industrial	Total
Net sales (decline) growth	(4)%	(1)%	12 %	(1)%
Less:				
FX impact	— %	— %	— %	— %
Organic net sales (decline) growth	(4)%	(1)%	12 %	— %

Electronics segment net sales reconciliation	**Q4-24 vs. Q4-23**		
	Electronics – Semiconductor	Electronics – Passive Products and Sensors	Total Electronics
Net sales (decline) growth	(13)%	8 %	(4)%
Less:			
FX impact	— %	(1)%	— %
Organic net sales (decline) growth	(13)%	9 %	(4)%

Transportation segment net sales reconciliation	**Q4-24 vs. Q4-23**			
	Commercial Vehicle Products	Passenger Car Products (1)	Auto Sensor Products (1)	Total Transportation
Net sales growth (decline)	4 %	3 %	(27)%	(1)%
Less:				
FX impact	— %	— %	— %	— %
Organic net sales growth(decline)	4 %	3 %	(27)%	(1)%

(1) Passenger vehicle business (PVB) includes passenger car and auto sensor products.

Littelfuse
Expertise Applied | Answers Delivered

Littelfuse, Inc. © 2025
23

SUPPLEMENTAL FINANCIAL INFORMATION CONT'D

Net sales reconciliation	YTD-24 vs. YTD-23			
	Electronics	Transportation	Industrial	Total
Net sales decline	(12)%	(1)%	(1)%	(7)%
Less:				
FX impact	— %	— %	— %	— %
Organic net sales decline	(12)%	(1)%	(1)%	(7)%

Electronics segment net sales reconciliation	YTD-24 vs. YTD-23		
	Electronics – Semiconductor	Electronics – Passive Products and Sensors	Total Electronics
Net sales decline	(20)%	(2)%	(12)%
Less:			
FX impact	— %	(1)%	— %
Organic net sales decline	(20)%	(1)%	(12)%

Transportation segment net sales reconciliation	YTD-24 vs. YTD-23			
	Commercial Vehicle Products	Passenger Car Products (1)	Auto Sensor Products (1)	Total Transportation
Net sales growth (decline)	(1)%	5 %	(17)%	(1)%
Less:				
FX impact	— %	(1)%	— %	— %
Organic net sales growth(decline)	(1)%	6 %	(17)%	(1)%

Littelfuse
Expertise Applied | Answers Delivered

(1) Passenger vehicle business (PVB) includes passenger car and auto sensor products.

Littelfuse, Inc. © 2025 24

25Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT'D Income tax reconciliation YTD-23YTD-24Q4-23Q4-24 $ 69.1$ 51.7$ 16.1$ 9.1Income taxes 21.0%31.4%27.3%(30.4)%Effective rate 5.04.71.8(1.5)Non-GAAP adjustments - income taxes $ 74.1$ 56.4$ 17.9$ 7.6Adjusted income taxes 20.1%21.0%26.1%12.9 %Adjusted effective rate Free cash flow reconciliation YTD-23YTD-24Q4-23Q4-24 $ 457.4$ 367.6$ 144.2$ 160.6Net cash provided by operating activities (86.2)(75.9)(23.0)(25.8)Less: Purchases of property, plant and equipment $ 371.2$ 291.7$ 121.2$ 134.8Free cash flow

26Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT'D ( in millions) As of December 28, 2024Consolidated Total Debt $ 856.1Consolidated Total Debt 2.8Unamortized debt issuance costs 0.3Finance lease liability 859.2Consolidated funded indebtedness 302.2Cash held in U.S. (up to $400 million) $ 557.0Net debt Twelve Months Ended December 28, 2024Consolidated EBITDA $ 112.8Net Income 38.7Interest expense 51.7Income taxes 68.3Depreciation 62.1Amortization Non-cash additions: 26.0Stock-based compensation expense (0.1)Unrealized loss on investments 93.5Impairment charges 3.7Other $ 456.7Consolidated EBITDA (1) 1.2xConsolidated Net Leverage Ratio (as defined in the Credit Agreement) * * Our Credit Agreement and Private Placement Note with maturities ranging from 2024 to 2032, contain financial ratio covenants providing that if, as of the last day of each fiscal quarter, the Consolidated Net Leverage ratio at such time for the then most recently concluded period of four consecutive fiscal quarters of the Company exceeds 3.50:1.00, an Event of Default (as defined in the Credit Agreement and Private Placement Senior Notes) is triggered. The Credit Agreement and Private Placement Senior Notes were amended in Q2 2022 and now allow for the addition of acquisition and integration costs up to 15% of Consolidated EBITDA and the netting of up to $400M of Available Cash (Cash held by US Subsidiaries). (1) Represents Consolidated EBITDA as defined in our Credit Agreement and Private Placement Senior Notes and is calculated using the most recently concluded period of four consecutive quarters.

27Littelfuse, Inc. © 2025 SUPPLEMENTAL FINANCIAL INFORMATION CONT'D Non-GAAP EPS reconciliation Q1-24 $ 1.93GAAP diluted EPS (0.17)EPS impact of Non-GAAP adjustments (below) $ 1.76Adjusted diluted EPS Non-GAAP adjustments - (income) / expense ( in millions) Q1-24 $ 0.9Acquisition-related and integration costs (a) 3.2Restructuring, impairment and other charges (b) (0.3)Gain on sale of fixed assets (c) 3.8Non-GAAP adjustments to operating income 0.2Other loss, net (d) (5.0)Non-operating foreign exchange loss (1.0)Non-GAAP adjustments to income before income taxes 3.3Income taxes (e) $ (4.3)Non-GAAP adjustments to net income (0.17)Total EPS impact Note: Total will not always foot due to rounding. (a) reflected in selling, general and administrative expenses ("SG&A"). (b) reflected in restructuring, impairment and other charges. (c) 2024 amount included $0.3 million gain from the sale of a building within the Transportation segment. (d) 2024 amount reflected $0.2 million increase in coal mining reserves. (e) reflected the tax impact associated with the non-GAAP adjustments.